STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement ("Agreement") has been entered into as of December 28, 1999, by and among

Halter Capital Corporation, a Texas Corporation ("Seller"); and

Kevin B. Halter Jr. and Kevin B. Halter Sr. ("Halter"); and

Resplendent Investment Limited, a British Virgin Islands Corporation ("Buyer"); and

The Great American Golf Works, Inc., a Delaware Corporation ("Company")

                                    RECITALS:

         a. Seller is now the legal and equitable owner of 329,330 shares of the common stock, par value $.0005 per share, of the Company. Seller is willing to sell 329,330 of these shares (the " Shares"). The Shares represent approximately 53% of the total number of issued and outstanding shares of the Company;

         b. Seller is willing to sell to the Buyer or its assignees, and Buyer or its assignees is willing to purchase from Seller the Shares for a cash purchase price of U.S.$400,000.00; and

         c. The Company joins in the execution of this Agreement for the purpose of evidencing its consent to the consummation of the foregoing transaction and for the purpose of making certain representations and warranties to and covenants and agreements with the Buyer.

         d. Halters join in the execution of this Agreement for the purpose of executing affidavits attesting to the conduct of business of the Company.

NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the parties hereto agree as follows:

         1. Purchase of the Shares by the Buyer. Subject to and upon the terms and conditions contained herein, on the Closing Date (as defined herein), Seller shall sell, transfer, assign, convey and deliver to the Buyer or its assignees, free and clear of all adverse claims, security interests, liens, claims and encumbrances (other than restrictions under state and federal securities laws) and the Buyer or its assignees shall purchase, accept and acquire from Seller, the Shares.

         The aggregate purchase price payable to Seller for the Shares shall be Four-Hundred Thousand Dollars U.S. ($400,000.00) (the "Purchase Price"). The Purchase Price shall be paid on the Closing Date as specified in Subsection 9(b) of this Agreement.

         2. Closing. Subject to the conditions precedent set forth herein, the purchase of the Shares shall take place at the office of the Seller in Dallas, Texas or such other place as Buyer and Seller may mutually agree upon, on or before January 7, 2000. Such date is herein referred to as the "Closing Date".

         3. Representations and Warranties of the Buyer. Buyer hereby represents and warrants that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date:

         a. Authorization and Validity. Buyer has duly authorized the execution, delivery and performance by the Buyer of this Agreement and the consummation of the transaction contemplated hereby. This Agreement has been duly executed and delivered by the Buyer and constitutes legal, valid and binding obligations of Buyer, enforceable against the Buyer in accordance with its respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

         b. Investment Intent. The Buyer is acquiring the Shares for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof, except (i) in an offering covered by a registration statement filed with the Securities and Exchange Commission under the Securities Act covering the Purchased Shares, or
(ii) pursuant to an applicable exemption under the Securities Act.

         c. Disclosure of Information. Buyer acknowledges that it has been furnished with (i) the Company's Form 10-QSB Filed as of October 1, 1999 for the period ended June 30, 1999; (ii) the Company's Form 10-QSB filed as of October 1, 1999 for the period ended September 30, 1999; (iii) the Company's Form 10-KSB filed as of October 1, 1999 for the fiscal year ended December 31, 1998, which is sufficient information regarding the Company and its business, assets, results of operations and financial condition to allow the Buyer to make an informed decision regarding an investment in the Shares.

         d. Investment Experience. Buyer acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Shares, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Shares.

        e. Restricted Securities. Buyer understands that the Shares will not have been registered pursuant to the Securities Act or any applicable state securities laws that the Shares will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom. In this connection, the Investor represents that it is familiar with Rule 144 promulgated under the Securities Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Stop transfer instructions may be issued to the transfer agent for securities of the Company (or a notation may be made in the appropriate records of the Company) in connection with the Shares.


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

         f. Legend. It is agreed and understood by Buyer that the certificates representing the Shares shall conspicuously contain on the face or back thereof a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTVIE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         4. Representations and Warranties of Seller. Seller represents and warrants that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date:

         a. Title to Stock. On the Closing Date, title to the Shares will be legally and beneficially held by Seller and Seller will have full right, power and authority to sell and convey the Shares and such Shares will be free and clear of any and all liens, mortgages, pledges, or other rights or encumbrances whatsoever, disclosed or undisclosed. Specifically, on the Closing Date there will be no beneficial owners of such Shares or of any interest in or to any such Shares other than Seller. Upon surrender of the certificates representing the Shares (accompanied by appropriate stock powers duly endorsed and guaranteed) to the Buyer or its assignees for the consideration set forth herein, the Buyer or its assignees shall be deemed to have obtained good and merchantable title to the Shares.

         b. Authorization and Validity. This Agreement has been duly executed and delivered by the Company and Seller and constitutes legal, valid and binding obligations of the Company and Seller, enforceable against the Company and Seller in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies. No proceedings have been taken or authorized by Seller or, to the knowledge of the Company, by any person, with respect to the bankruptcy, dissolution, insolvency, liquidation or winding up of the Company or with respect to any merger, consolidation, arrangement or reorganization involving or relating to the Company.

         c. Consents/Approvals/Conflict. No consent, approval, authorization or order of any court or governmental agency or other body is required for Seller to consummate the sale of the Shares. Neither the execution, delivery, consummation or performance of this Agreement shall conflict with or constitute a breach of any agreement to which the Company or Seller is a party or by which the Company or Seller is bound nor, to the best of Seller's knowledge and belief, any existing law, rule, regulation, or any decree of any court or governmental department, agency, commission, board or bureau, domestic or foreign, having jurisdiction over the Company or Seller, nor result in the creation of any lien or other encumbrance upon the Shares.

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


           d. Investment Intent. Seller acquired the Shares for his own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof, except (i) in an offering covered by a registration statement filed with the Securities and Exchange Commission or (ii) pursuant to an applicable exemption under the Securities Act.

         e. Halter's Personal Affidavit. Halter's, who have served as officers and directors of the Company since its reorganization shall execute and deliver to Buyer's attorney prior to the Closing an affidavit, executed by each of them, in form and content reasonably acceptable to the Buyer's attorney, that based on their personal knowledge of the Company and fact related thereto: (i) the Company has not conducted any form of business whatsoever for a period in excess of five years immediately preceding closing; (ii) the Company is not indebted to any person in any amount; has no liability in any amount or legal obligation of any kind to any person, and has not created by contract or implication a lien, security interest or other encumbrance or any kind or nature in favor of any person, including governmental units; (iii) the Company has paid all taxes and assessments or other form of governmental charges, including fines, interest and penalties imposed by any governmental unit, that its is obligated to pay; and
(iv) that the Company's books or account and corporate records, as delivered to the Buyer are true, accurate and complete.

         f. Organization and Good Standing; Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware, with all requisite corporate power and authority to carry on the business in which it is engaged, to own the properties it owns, and is duly qualified and licensed to do business and is in good standing in all jurisdictions where the nature of its business makes such qualification necessary.

         g. Capitalization. As of the execution date of this Agreement, the authorized capital stock of the Company consists of 50,000,000 shares of common stock, par value $.0005 per share, of which exactly 624,600 shares are now issued and outstanding. As of the Closing Date, the Company will have exactly the same number of shares of common stock , which are issued and outstanding. All of the issued and outstanding shares of common stock of the Company are duly authorized, validly issued, fully paid and nonassessable. The Company is not a party to or bound by, nor does it have any knowledge of, any agreement, instrument, arrangement, contract, obligation, commitment or understanding of any character, whether written or oral, express or implied, relating to the sale, assignment, encumbrance, conveyance, transfer or delivery of any capital stock of the Company. The Company has no subsidiaries.

         h. Documents Genuine. All originals and/or copies of the Company's articles of incorporation and bylaws, each as amended to the date of this Agreement, and all minutes of meetings and written consents in lieu of meetings of shareholders, the Board of Directors and committees of that Board of the Company, filings with the Securities and Exchange Commission, financial data, and any and all other documents, material, data, files, or information which have been or will be furnished to Buyer prior to the Closing, are true, complete, correct and unmodified originals and/or copies of such documents, information, data, files or material.

         i. Minute Book. The minute book maintained by the Company accurately reflects all transactions and resolutions duly authorized according to law, or


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

which require action by the shareholders and/or Board of Directors of the Company to make the same legally effective, prior to the date hereof, and will be current as at the Closing Date.

         J. Restrictive Covenants. Prior to and through the Closing Date, the Company shall conduct its business in the ordinary and usual course (without any unusual commitments) and in compliance with all applicable laws, rules, and regulations. Furthermore, the Company will not, except as required to consummate the transactions contemplated in this Agreement: (i) make any changes in its capital structure; (ii ) make any changes in its articles of incorporation or bylaws; (iii) incur any liability or obligation other than current liabilities incurred in the ordinary and usual course of business; (iv) incur any indebtedness for borrowed money, (v) make any loans or advances to any persons or legal entities; (vi) declare or pay any dividend or make any other distribution with respect to its capital stock; (vii) issue, sell, or deliver or purchase or otherwise acquire for value any of its stock or other securities;
(viii) mortgage, pledge, or subject to encumbrance any of its assets or properties; (ix) sell or transfer any of its assets or properties; (x) make any investment of a capital nature; (xi) enter into any contract, agreement, or other commitment which is material to the business, assets, properties or financial position of the Company; or (xii) issue any options or other instruments enabling anyone to purchase any of the capital stock of the Company.

         K. Financial Statements. The Company shall furnish to the Buyer at closing audited financial statements for the period ending December 31, 1999 together with the 10-KSB report for the year ending December 31, 1999. Said reports will include audited balance sheet, statements of income and retained earnings, statements of cash flows, and notes to the financial statements relevant thereto. Said financial statements shall accurately reflect the then current assets and liabilities of the Company and shall have been prepared in accordance with generally accepted accounting principles. The Company has not entered into or incurred any type of indebtedness or conducted any kind of business whatsoever since the date of these financial statements. The financial statements delivered to Seller will also accurately reflect the financial condition of the Company in all material respects as of the Closing Date. The Company has no operating business currently and has not conducted any business during the past five years or received any revenues (except as disclosed in said financial statements) since the date of its incorporation. There is no fact that is known to the management of the Company that has not been disclosed to the Buyer and that could reasonably have a material adverse effect on the Buyer in connection with the transaction contemplated hereunder.

         l. Taxes. All income, excise, unemployment, social security, occupational, franchise and any and all other taxes, duties, assessments or charges levied, assessed or imposed upon the Company by the United States or by any state or municipal government or subdivision or instrumentality thereof which are due and payable as of the Closing Date have been duly paid and all required tax returns or reports concerning any such items have been duly filed.

         m. Guarantees of or Indebtedness to Others. There are no contracts or commitments by the Company, directly or indirectly, guaranteeing the payment or performance (or both) of any obligations of any third person or entity whatsoever including any of the Company's officers, directors, employees or shareholders. Further, the Company will not be indebted to any of its officers, directors, employees, or shareholders as of the Closing Date.

         n. Affiliates. Except as disclosed to the Buyer prior to the Closing Date there will be no persons who directly or indirectly control, are controlled by, or are under common control with, the Company other than Seller, and there are no directors, officers or insiders of the Company other than the Halters.

         o. Pending or Threatened Litigation. There are no actions, governmental investigations, suits, arbitrations or other administrative, criminal or civil actions pending or threatened against the Company. In addition, to the best of the Company's knowledge, the Company does not know of any basis that exists for any such action, suit, investigation, arbitration or proceeding.

         p. Contracts. As of the date of closing there shall be no contracts, agreements, arrangements or understandings entered into by the Company other than the Transfer Agent Agreement with Securities Transfer Corporation, which agreement can be terminated by the Company upon 30 days written notice to the transfer agent.

         q. Proceedings. No proceedings have been taken or authorized by Seller, or to the knowledge of the Company, by any other person, with respect to the bankruptcy, insolvency, liquidation, dissolution or winding up of the Company or with respect to any merger, consolidation, arrangement or reorganization of the Company.

         r. Assets and Liabilities. The Company as of the date hereof and as of the Closing Date will have no assets of any kind or amount. As of the Closing Date the Company will have no known or anticipated, whether fixed or contingent, liabilities of any kind or amount.

         s. Legal Advice for Seller. Prior to the signing of this Agreement Seller has had the opportunity to obtain appropriate legal advice respecting this Agreement and the representations, warranties, covenants, obligations and agreements of Seller hereunder.


         5. Representations and Warranties of the Company. The Company hereby represents and warrants that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date.

         a. Organization and Good Standing; Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware, with all requisite corporate power and authority to carry on the business in which it is engaged, to own the properties it owns, and is duly qualified and licensed to do business and is in good standing in all jurisdictions where the nature of its business makes such qualification necessary.

         b. Reporting Company Section 15(d). The Company is a reporting company under section 15(d) of the exchange act of 1934 as amended.

         c. Trading Status. The Company's common stock is included for trading on the OTC Bulletin Board under the trading symbol "GAGW" and no de-listing procedure is currently instituted or threatened to the company.

         d. Free  Trading Shares of Common  Stock.  The  Company  currently  has
outstanding   295,270  shares  of  common  stock  held  by   approximately   284
shareholders which is considered freely tradable shares

         e. Capitalization. As of the execution date of this Agreement, the authorized capital stock of the Company consists of 50,000,000 shares of common stock, par value $.0005 per share, of which exactly 624,600 shares are now issued and outstanding. As of the Closing Date, the Company will have exactly the same number of shares of common stock , which are issued and outstanding. All of the issued and outstanding shares of common stock of the Company are duly authorized, validly issued, fully paid and nonassessable. The Company is not a party to or bound by, nor does it have any knowledge of, any agreement, instrument, arrangement, contract, obligation, commitment or understanding of any character, whether written or oral, express or implied, relating to the sale, assignment, encumbrance, conveyance, transfer or delivery of any capital stock of the Company. The Company has no subsidiaries.

         f. Authorization and Validity. The Company has duly authorized the execution, delivery and performance by the Company of this Agreement and the consummation of the transaction contemplated hereby. This Agreement has been duly executed and delivered by the Company and constitutes legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies. No proceedings have been taken or authorized by Seller or, to the knowledge of the Company, by any person, with respect to the bankruptcy, dissolution, insolvency, liquidation or winding up of the Company or with respect to any merger, consolidation, arrangement or reorganization involving or relating to the Company.

         6. Conditions to Obligations of Buyer. All obligations of Buyer under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions (any one or more of which may, in the Buyer's absolute discretion, be waived by the Buyer):

         a. Due Diligence. The Buyer shall have had an opportunity to complete its due diligence review of the Company and all matters arising from said review shall have been resolved, to the satisfaction of the Buyer in its exclusive opinion, prior to the Closing Date. Seller and the Company agree to provide all documents and information relating to the Company as may be reasonably necessary to permit the Buyer or its legal counsel to conduct its due diligence review.

         b. Performance of Obligations. Seller and the Company shall have performed and satisfied each of their obligations hereunder required to be performed and satisfied on or prior to the Closing Date and each of the representations and warranties of Seller and the Company contained herein shall have been true and correct and contained no misstatement or omission that would make any such representation or warranty misleading when made, and shall be true and correct and contain no misstatement or omission that would make any such representation or warranty misleading at and as of the Closing Date with the same force and effect as if made as of the Closing Date.


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


         c. No Adverse Material Event. Subsequent to the date hereof and prior to the Closing there shall not have been any event, occurrence, development or state of circumstances or fact that has had or may be reasonably expected to have a material adverse effect on the Company.

         d. 15(d) Reporting Company. The Company is a 15(d) reporting company under the Securities and Exchange Act of 1934, as amended.

         e. Trading Status. The Company is currently listed and traded on the OTCBB and no de-listing procedure is currently instituted or threatened to the Company.

         7. Conditions to Obligations of Seller. All obligations of Seller under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions (any one or more of which may, in the absolute discretion of Seller, be waived by Seller):

         a. The Buyer shall have performed all covenants and agreements of the Buyer which are to be performed on or before the Closing Date pursuant to the terms and conditions of this Agreement; and

         b. All representations and warranties of the Buyer set forth in this Agreement shall be true and correct as of the Closing Date.

         8. Seller's Closing Deliveries. Before the Closing Seller shall deliver everything specified in this Section 8 to Dominic Federico, attorney at law, Dallas, Texas to be held in trust for the Buyer in accordance with the terms of this Agreement. In the event that this Agreement is consummated, said attorney will deliver to the Buyer and, in the event that this Agreement is not consummated for any reason, said attorney will promptly redeliver to Seller.

          a. Stock certificates representing the Shares. Each such certificates will be in transferable or "street" form, or accompanied by duly executed stock powers, and in either case bearing the registered owner's signature which shall be subject to a Medallion Guarantee.

          b. A certificate executed by Seller and dated the Closing Date, certifying that the representations and warranties of Seller contained in this Agreement are then true in all respects and that Seller has complied with all agreements and conditions required by this Agreement to be performed or complied with by the Seller.

          c. A certificate executed by Kevin Halter Jr., as President of the Company, and dated the Closing Date, certifying that the representations and warranties of the Company contained in this Agreement are then true in all respects and that the Company has complied with all agreements and conditions required by this Agreement to be performed or complied with by it.

          d.   The  affidavit,   executed  by  the  Halter's,  as  specified  in
               Subsection 4(e )of this Agreement.


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


          e. A indemnification letter executed by the Halter's indemnifying the Buyers against any liabilities of the Company prior to the closing.

          f. Resignations and releases from all of the Company's officers and directors, and a certificate of the Company setting forth the Board resolution pursuant to which Messer's Qing Feng and Xudong She have been elected as Directors of the Company.

          g. All original corporate books and records, including the Company's articles of incorporation and bylaws, minutes of meetings of the shareholders and the Board of Directors of the Company, all contracts which are currently in effect or otherwise binding upon the Company, and any other document or instrument that in the opinion of Buyer is necessary or appropriate to properly continue the business and corporate status of the Company. All instruments and documents ever executed by the Company, which are in the possession of Seller or the Company.

          h. A legal opinion that the company is a 15(d) reporting company listed and trading on the OTC Bulletin Board under the stock symbol "GAGW" and that the sellers representations, including but not limited to the incorporation, due authorization and the number of shareholders contained in the agreement are true and correct.

          i. A legal opinion that the 295,270 shares of common stock held by the approximately 284 shareholders is freely tradable.

          j.   A current shareholders list for the Company's common stock.


         9. Deliveries by the Buyer at the Closing.

         At the Closing, the Buyer shall deliver to Seller the following:

         a. A certificate executed by the Buyer, dated the Closing Date, certifying that the representations and warranties of the Buyer contained in this Agreement are then true in all respects; and that the Buyer has complied with all agreements and conditions required by this Agreement to be performed or complied with by the Buyer; and

         b. Buyer shall pay the Purchase Price by wire transfer or certified check in funds to such account or accounts as the Seller shall specify in a writing delivered to the Buyer at least two business days prior to the Closing.

         10. Indemnification by Seller. The Buyer shall be indemnified and held harmless by Seller in respect of any and all expenses, damages or loss
(including attorneys' fees and costs of defense) incurred by the Buyer as a result of:

         a. Having supplied to the Buyer or its attorney any information regarding the Company, its history, business or financial or corporate records (or the Seller's interest in or relationship to the Company) that is materially false or misleading or which fails to disclose information known to the Seller


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

that should be disclosed so as to make the information supplied true, complete and accurate;

         b. Any inaccuracy or misrepresentation in or breach of any representation or warranty, covenant or agreement made in this Agreement by Seller or the Company; or any liabilities, contingent or otherwise, of any kind or amount, pursuant to any arrangement, agreement or instrument, accrued or incurred by the Company prior to the Closing.


         11.  Miscellaneous.

         a. Amendment. This Agreement may be amended, supplemented or modified only by an instrument in writing executed by all the parties hereto.

         b Assignment. Neither this Agreement nor any right created hereby or in any agreement entered into in connection with the transactions contemplated hereby shall be assignable by any party hereto without the written consent of the party not seeking assignment.

         c. Parties In Interest; No Third Party Beneficiaries. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto. Neither this Agreement nor any other Agreement contemplated hereby shall be deemed to confer upon any person not a party hereto or thereto (except assignees from the Buyer ) any rights or remedies hereunder or thereunder.

         d. Entire Agreement. Except as referred herein, this Agreement and the agreements contemplated hereby constitute the entire agreement of the parties regarding the subject matter hereof, and supersede all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

         e. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

         f. Survival of Representations, Warranties and Covenants. The representations, warranties and covenants contained herein shall survive the Closing and all statements contained in any certificate, exhibit or other instrument delivered by or on behalf of Seller, the Company or the Buyer, as the case may be, and, notwithstanding any provision in this Agreement to the contrary, shall survive the Closing.


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


         g. Governing Law. This agreement and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the state of Texas. if either party shall be required to employ an attorney to enforce or defend its rights hereunder, the prevailing party shall be entitled to recover its reasonable attorney's fees.

         h. Captions. The captions in this agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

         i. References to this Agreement. Use of the words "herein", "hereof", "hereto" and the like in this Agreement shall be construed as references to this Agreement as a whole and not to any particular Article, Section or provision in this Agreement, unless otherwise noted. References herein to the singular or plural shall be construed according to the context and not exclusively.

         j. Notice. Any notice or communication which may be given hereunder shall be in writing and given by depositing the same in the mail, addressed to the party to be notified, postage prepaid and certified with return receipt requested, or by delivery by overnight express courier . Such notice shall be deemed received on the date on which it is delivered or on the fourth business day following the date on which it was mailed. For purposes of notice, the addresses of the parties shall be:


         If to the Buyer:  Resplendent Investment Limited
                           P.O. Box 957
                           Offshore Incorporations Centre
                           Road Town, Tortola, British Virgin Islands
                           Attn: Mr. Qing Feng

         cc:               T& D Associates, Attorneys at Law
                           Suite 1456, Union Plaza
                           20 Chaoyangmenwai Ave.
                           Chaoyang District
                           Beijing 100020, China
                           Attn: Chen Ma Esq.
                           Tel: 8610-6587-1433, Fax: 8610-6587-1439


        If to the Seller:  Halter Capital Corporation
                           16910 Dallas Parkway, Suite 100
                           Dallas, Texas 75248
                           Attn; Kevin B. Halter, Jr.
                           Tel: 972-248-1922, Fax 972-248-4797


         k. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Execution and delivery of facsimile copies bearing the facsimile signature of a party shall constitute a


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

valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

         l. Further Assurances. From time to time subsequent to the execution of this Agreement, the parties hereto and each of them agree to take all such further action, and to execute and deliver all such additional documents as are reasonably necessary to effect the transactions contemplated by this Agreement.

IN WITNESS WHEREOF THE UNDERSIGNED HAVE CAUSED THIS AGREEMENT TO BE EXECUTED AS OF THE DATE FIRST ABOVE WRITTEN.



Resplendent Investment Limited (Buyer)

BY:       /s/  Qing Feng
         ----------------------------------------------
               Qing Feng, Sole Director and Shareholder


The Great American Golf Works, Inc. (the Company)

BY:       /s/  Kevin Halter Jr.
         ----------------------------------------------
               Kevin Halter Jr., President


SELLER:  /s/   Kevin Halter - President
         ----------------------------------------------
               Halter Capital Corporation


SELLER: /s/    Kevin Halter Jr.
        -----------------------------------------------
               Kevin Halter Jr.


SELLER: /s/    Kevin Halter
        -----------------------------------------------
               Kevin Halter Sr.













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